                                                                    EXHIBIT 10.4

                             STOCK PLEDGE AGREEMENT

From:          Flying J  Oil & Gas  Inc., a  Utah  corporation  and Big West
               Oil & Gas  Inc.,  a  Utah  corporation  with  their principal executive  offices at 333 West  Center Street,  North Salt  Lake,
               Utah 84054-2805 (together the "Debtor").

To:            St. Mary  Land & Exploration Company, a  Delaware corporation as lender pursuant to that certain Nonrecourse Secured Promissory
               Note of even date herewith (the "Secured Party").

(A)      Grant of Security Interest.
         --------------------------

               In  consideration  of  the  loan  of  $71,593,795  together  with interest  accrued thereon prior to a date that is two years and six months after the date of the Nonrecourse Secured Promissory Note and any costs and attorneys'
fees  associated  therewith (the "Debt") made by the Secured Party to the Debtor pursuant to the Nonrecourse  Secured Promissory Note of even date herewith,  and
all   renewals,   extensions,   amendments,   modifications,   supplements,   or
substitutions  therefor (the "Nonrecourse  Secured Promissory Note"), the Debtor
hereby  grants to the  Secured  Party a security  interest  in all of the right, title and interest  (whether  now  existing or  hereafter  acquired and wherever located)  of the Debtor in and to the  following  (the  "Collateral")  to secure payment and  performance of all of the Debtor's  present and future  obligations with respect to the Debt:

               3,380,818  shares  of the  Secured  Party's common  stock
         issued to  the Debtor among others, all certificates evidencing any such shares, and all dividends, cash, instruments and other property  now or  hereafter  received, receivable  or otherwise distributed in respect of or in exchange for any or all of such shares,  together  with  all  proceeds  of any  and all  of the foregoing.

         Except as set forth below, the Debt shall otherwise be without recourse to the  Debtor,  meaning  that the Secured  Party's  sole  recourse  for Debtors failure  to pay  the  Debt  and  for  any  default  in the  Nonrecourse  Secured
Promissory Note shall be to retain and/or realize upon the  Collateral.  Secured
Party shall have no cause of action or other right  against  Debtor to pursue or collect from Debtor any  deficiency or other amount  whatsoever  relating to the
Nonrecourse  Secured  Promissory  Note or any  default  therein.  The  foregoing non-recourse  provision shall not however apply to interest  accrued on the Debt from and after two years and six months  following  the date of the  Nonrecourse
Secured  Promissory  Note or to any  default  interest  thereon  or any costs of collection  thereof,  and this Stock Pledge  Agreement shall not apply to any of such amounts.

(B)      Debtor's   Representations,  Warranties  and  Agreements.  The   Debtor
         --------------------------------------------------------
represents, warrants and agrees that:

               1. Except with  respect to the lien  granted  herein,  the Debtor owns the same right in the  Collateral  that it received  from the Secured Party and no other person has or claims any interest in any Collateral by, under, from or through  the  Debtor.  The Debtor has and will have at all times full  right, power and  authority  to grant a  security  interest  in the  Collateral  to the
Secured Party as provided herein,  free and clear of any lien, adverse claim, or encumbrance made by, under,  from or through  Debtor.The  Debtor will defend any proceeding which may materially  affect title to or the Secured Party's security interest  in any  Collateral  to the extent that the claim  arises by,  through, under  or from  the  Debtor,  and  will  indemnify  the  Secured  Party  for all reasonable  costs and  expenses  of the Secured  Party's  defense  against  such claims.

               2. The  Debtor  will pay when due all  future  charges,  liens or encumbrances on the Collateral arising by, through, under or from the Debtor and all taxes and assessments  hereafter levied or imposed on or adversely affecting the  Collateral  provided  that  the  foregoing  need  not be paid  while  being diligently  contested in good faith and by  appropriate  proceedings  so long as adequate reserves have been established with respect thereto.

               3. All certificates  evidencing the Collateral shall be delivered to the  Secured  Party  on or  prior  to the  execution  and  delivery  of  this
Agreement, and all such certificates shall be held by the Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary  endorsement or shall be accompanied by fully executed  instruments of transfer or assignment in blank,  all in form and substance  satisfactory to the
Secured Party.

               4.  The   Secured   Party  is   irrevocably   appointed   as  the
attorney-in-fact  of the Debtor (which  appointment is coupled with an interest)
upon the  occurrence  and during the  continuation  of a Default  (as defined in paragraph  1 of  section  (C) and  after  giving  effect to any  relevant  grace periods) to do any act which the Debtor is  obligated  hereby to do, to exercise such rights as the Debtor might exercise, and to execute and file in the name of the Debtor any financing  statements and amendments  thereto required to perfect the Secured Party's security interest hereunder, all to protect and preserve the
Collateral  and the Secured  Party's rights  hereunder.  Upon the occurrence and during the continuation of a Default,  the Secured Party may at its option,  and as its sole recourse against Debtor,  retain the Collateral in full satisfaction of the Debt or any unpaid portion thereof.

               5. The  Debtor  waives  (a)  presentment,  protest  and notice of protest; and (b) any right to the benefit of or to direct the application of any
Collateral  upon the occurrence and during the  continuation  of a Default until the Debt shall have been paid

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(C)      Defaults and Remedies; Non-waiver.
         ---------------------------------

               1. A Default as defined under the Nonrecourse  Secured Promissory
Note shall constitute a Default under this Stock Pledge Agreement.

               2. Upon  Default of the Debtor,  at the Secured  Party's  option, without demand or notice,  all or any part of the Debt shall immediately  become due.  The  Secured  Party  shall have only those  rights  provided by this Stock
Pledge  Agreement  and the  Nonrecourse  Secured  Promissory  Note.  The Secured
Party's  acceptance of partial or delinquent  payments or failure of the Secured
Party to exercise any right or remedy at any time shall not waive any obligation of the Debtor, or any right or remedy of the Secured Party, or modify this Stock
Pledge Agreement, or waive any other similar default.

(D)      Voting Rights, Dividends, Etc. in Respect of Collateral.
         -------------------------------------------------------

               1. So long as no Default shall have  occurred and be  continuing, the Debtor may receive and retain any and all  dividends  paid in respect of the
Collateral; provided, however, that any and all

                   (a)  dividends  paid or payable other than in cash in respect
         of,  and   instruments  and  other  property  received,  receivable  or otherwise distributed in respect of or in exchange for, any Collateral,

                   (b) dividends and other distributions paid or payable in cash in respect  of any Collateral  in connection  with  a partial or  total liquidation  or  dissolution  or  in  connection  with  a reduction  of capital,  capital surplus or paid-in surplus, and

                   (c) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral

shall be retained by Secured Party to hold as Collateral hereunder.

               2. Upon the occurrence and during the continuance of a Default

                   (a) all  rights  of the  Debtor to  receive  and  retain  the dividends  which it would otherwise be authorized to receive and retain pursuant to  subsection (1) of this section shall  automatically cease, and all such rights shall thereupon  become vested in the Secured Party which  shall  thereupon  have  the  sole right to  receive and  hold as
         Collateral such dividends;

                   (b) without  limiting the  generality of the  foregoing,  the
         Secured  Party  may  at its  option  exercise  any  and  all  rights of conversion, exchange,  subscription or any  other rights, privileges or options pertaining to any of the Collateral  as if it were the absolute

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         owner thereof, including, without limitation, the right to exchange, in its  discretion, any  and  all  of  the  Collateral  upon  the  merger, consolidation,  reorganization, recapitalization or other adjustment of the Secured Party.

(E)      General Provisions.
         ------------------

               1. On transfer of all or any part of the Debt,  the Secured Party may  transfer all or any part of the security  interest in the  Collateral.  Any such  transfer  shall  discharge  the  Secured  Party  from  all  liability  and responsibility  with respect to such Collateral  transferred.  This Stock Pledge
Agreement  benefits  the Secured  Party's  successors  and assigns and binds the successors and assigns of the Debtor.  This Stock Pledge Agreement  contains the entire security  agreement by the Debtor and the Secured Party.  The Debtor will execute any additional  agreements,  assignments or documents  which the Secured
Party  reasonably  may request to  effectuate  this Stock  Pledge  Agreement  or perfect any rights or interests of the Secured Party.

               2.  Captions,  titles and section  and  paragraph  divisions  and arrangements in this Stock Pledge Agreement and in any instruments and documents heretofore or hereafter made or executed are for  convenience  and for reference only, and shall not affect the meaning,  interpretation or construction thereof.
Whenever the context so requires,  any gender shall  include all other  genders, and the singular number shall include the plural.

               3. If any one or more  provisions of this Stock Pledge  Agreement should be  invalid,  illegal or  unenforceable  in any  respect,  the  validity, legality and enforceability of the remaining  provisions  contained herein shall not in any way be affected, impaired or prejudiced thereby.

               4. All  notices  under this Stock  Pledge  Agreement  shall be in writing and legible and shall be effective upon (a) receipt or refusal to accept delivery if delivered  personally,  (b) one  business day after  deposit with an overnight courier service, (c) three business days after deposit in the mails if mailed,  or (d) upon receipt of written  confirmation  if delivered by facsimile transmission.

               5. This Stock Pledge Agreement shall be governed by and construed in  accordance  with the laws of the State of  Colorado  and may be  executed in counterparts and by facsimile transmission.  Venue for any action regarding this
Stock Pledge  Agreement shall lie  exclusively in the state or federal  district court located in Denver, Colorado.

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                  IN WITNESS WHEREOF, the parties have duly executed this Stock
Pledge Agreement as of January 29, 2003.

DEBTOR:

FLYING J OIL & GAS INC.,
a Utah corporation

By:    /s/ JOHN R. SCALES
       ----------------------------------------

Title: President
       ----------------------------------------

BIG WEST OIL & GAS INC.,
a Utah corporation

By:    /s/ JOHN R. SCALES
       ---------------------------------------

Title: President
       ---------------------------------------

SECURED PARTY:

ST. MARY LAND & EXPLORATION COMPANY,
a Delaware corporation

By:    /s/ MILAM RANDOLPH PHARO
       ---------------------------------------

Title: Vice President - Land & Legal
       ---------------------------------------

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